SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 26, 2006
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                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)


       Pennsylvania                        1-5084                23-1145880
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(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
Incorporation or Organization)          File Number)         Identification No.)



2801 Hunting Park Avenue, Philadelphia, Pennsylvania                   19129
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(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.02       Termination of a Material Definitive Agreement.

On December 26, 2006, Tasty Baking Company (the "Company") received a notice from Keystone Redevelopment Partners, LLC ("Keystone") indicating that Keystone was terminating the Option Agreement (the "Option Agreement") entered into on July 7, 2006, by and between the Company and Keystone. The Option Agreement related to the Company's property located at 3413 Fox Street in Philadelphia, PA on which the Company's executive offices and distribution center are situated (the "Property").

Pursuant to the terms of the Option Agreement, in consideration of a $1,600,000 option price payment (the "Option Price") paid by Keystone to the Company, the Company granted Keystone the right to purchase the Property for a purchase price payment of $14,400,000 in accordance with the terms of the Option Agreement. With Keystone's notification that the Option Agreement is terminated, the Company will now record the $1,600,000 Option Price as pre-tax income during the fourth quarter of 2006.

The term of the Option Agreement commenced on July 7, 2006, and, unless terminated earlier by Keystone, was to expire on the earlier of (i) the first business day following the one month anniversary of the Pennsylvania Gaming Control Board's issuance of two Category 2 Slot Licenses for Philadelphia (the "Slot Licenses"), or (ii) June 30, 2008. Keystone was not awarded one of the Slot Licenses when the Pennsylvania Gaming Control Board awarded such Slot Licenses on December 20, 2006.

The foregoing description of the Option Agreement is qualified in its entirety by reference to the complete terms and conditions of the Option Agreement which was filed as Exhibit 99.1 to the Company's Form 8-K filed on July 11, 2006.

Item 7.01       Regulation FD Disclosure.

On December 28, 2006, the Company issued a press release announcing that Keystone terminated the Option Agreement. A copy of the press release is attached to this Report as Exhibit 99.2 and is incorporated into this Item 7.01 by reference. The information disclosed in this Item 7.01, including Exhibit
99.2 hereto, is being furnished and shall not be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01       Financial Statements and Exhibits.

        (d)     Exhibits:

                99.1 Option Agreement dated as of July 7, 2006, by and between Tasty Baking Company and Keystone Redevelopment Partners, LLC, incorporated by reference to Exhibit 99.1 to Form 8-K filed on July 11, 2006.

                99.2    Press Release dated December 28, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TASTY BAKING COMPANY
                                        (Registrant)


Date: December 28, 2006                 /S/ David S. Marberger
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                                        David S. Marberger
                                        Executive Vice President and Chief
                                        Financial Officer